As filed with the Securities and Exchange Commission on July 22, 2010

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

July 21, 2010

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.06.	Material Impairments.

On July 21, 2010, the “Dodd-Frank Wall Street Reform and Consumer Protection Act” (the “Act”) was signed into law. Under the Act, which includes the Durbin Amendment to the Electronic Fund Transfer Act, the Federal Reserve Board must adopt rules within nine months of enactment of the Act regarding the interchange fees that may be charged with respect to electronic debit transactions. Those rules will take effect one year after enactment of the Act. The Act and the applicable rules are expected to materially reduce the future revenues generated by the debit card business of Bank of America Corporation (the “Company”). However, the Company expects to implement a number of actions that would mitigate some of the impact when the laws and regulations become effective.

The Company’s consumer and small business card products, including the Company’s debit card business, are part of an integrated platform within the Global Card Services business segment. As previously announced by the Company on July 16, 2010, the current estimates of revenue loss due to the Act will materially reduce the carrying value of the $22 billion of goodwill applicable to the Global Card Services business segment. Based on our current estimates of the revenue impact to this business segment, the Company expects to record a non-deductible goodwill impairment charge for the Global Card Services business segment in the third quarter of 2010 that is estimated to be in the range of $7 billion to $10 billion. This estimate does not include potential mitigation actions to recapture lost revenue. A number of these actions may not reduce the goodwill impairment because they will generate revenue for business segments other than the Global Card Services business segment or because the actions may be identified and implemented after the impairment charge has been recorded. The impairment charge, which is a non-cash item, will have no impact on the Company’s reported Tier 1 and Tangible Equity Capital ratios.

Forward Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to future events and revenues, including the reduction in future revenues as a result of the Act, the amount of goodwill impairment and the impact of any mitigation initiatives. These statements are not guarantees of future results or performance and involve certain risks, uncertainties and assumptions that are difficult to predict and are often beyond the Company’s control. Actual outcomes and results may differ materially from those expressed in, or implied by, any of these forward-looking statements, because of, among other things, accounting interpretations and analysis regarding goodwill accounting, the identification and effectiveness of any mitigation initiatives, and final rule making actions as well as the risks and uncertainties you can find in the Company’s press releases and other SEC filings, including the risk factors in Item 1A of the Company’s 2009 Annual Report on Form 10-K and in any of the Company’s subsequent SEC filings. Forward-looking statements speak only as of the date on which they are made and the Company undertakes no obligation to update or revise any forward looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ Neil A. Cotty
Neil A. Cotty
Chief Accounting Officer

Dated: July 22, 2010